UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

Lonestar Resources US Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (817) 921-1889

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2017, Lonestar Resources US, Inc. (the ”Company”) issued a press release announcing its financial results for the three months ended March 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

Note Regarding Non-GAAP Financial Measures

The Company Presentation attached as an exhibit hereto contains certain references to Adjusted EBITDAX, which is a non-GAAP financial measure, as defined under Regulation G of the rules and regulations of the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Item 2.02 and Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Press Release dated May 15, 2017 announcing financial results of the Company for the three months ended March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LONESTAR RESOURCES US, INC. (Registrant)

Date: May 15, 2017	By:	/s/ Frank D. Bracken III
Frank D. Bracken, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 15, 2017 announcing financial results of the Company for the three months ended March 31, 2017